[FIRST PHILIPPINE LOGO OMITTED]

                                QUARTERLY REPORT
                               SEPTEMBER 30, 2000

                                                                November 1, 2000
Dear Shareholder:

THE PHILIPPINE STOCK MARKET AND ECONOMY

    The Philippine stock market continued to show considerable weakness in the third quarter of 2000. Market sentiment remained bearish and trading volumes stayed thin behind unresolved political concerns such as the crisis in Mindanao, weakening economic fundamentals, and global investors' preferences for larger, less volatile markets.

    While the Philippine composite index ("Phisix") dropped by only 6.5% in peso terms in the quarter, a significant 6.4% depreciation of the Philippine peso to P46.213 per US dollar at the end of September caused the Phisix to decline by a more substantial 12.5% in US-dollar terms. This performance marks the market's third straight quarterly contraction. For the first nine months of the year, the Phisix plunged by 33.1% in local terms and by 41.6% in US-dollar terms, after adjusting for a 12.8% depreciation of the peso over this period.

    The Philippine economy's better-than-expected performance in the second quarter of 2000 did little to stimulate the stock market and currency. The country's gross domestic product grew by 4.5% year-on-year, better than the previous quarter's 3.4%, and beating the market consensus of 3.6%. The higher figure was mainly due to an increase in agriculture and services output, expansion in consumer spending, and a gain in exports. The sustainability of the economy's momentum, however, was placed in doubt by a budget deficit that already exceeded full year targets by August, a fast weakening peso, higher oil prices and unemployment, and declining import growth.

FUND PERFORMANCE AND PORTFOLIO

    Amidst this difficult investment environment, The First Philippine Fund's ("Fund") net asset value ("NAV") - which stood at $4.56 per share on September 29, 2000 - declined in the quarter by 13.0%, in line with the Phisix, the Fund's benchmark. The Fund's share price closed at $3.44 at the end of the quarter, declining by 15.4% and trading at a 24.6% discount to NAV. For the first nine months of 2000, the Fund's NAV declined by 41.5%, similar to the benchmark, and the Fund's share price depreciated by 46.1%.

    The continued deterioration of confidence in the government, the economy and the currency prompted a more decisively defensive strategy for the Fund. The
Fund reduced its exposure to Philippine equities to 81.2% of the portfolio's total net assets at the end of the September quarter, while the Fund's cash position stood at 5.5%. The balance of 13.3% was invested in a well-balanced basket of seven US-traded global industry leaders that do business in the Philippines.

    Companies in this basket include the blue chips CITIGROUP, INC. - whose subsidiary Citibank is the largest active foreign bank operating in the Philippines, INTEL CORP. - the country's largest semiconductor exporter, COCA-COLA CO. the leading soft drink in the country, and AMERICA ONLINE INC. - which outsources its customer support operations in the Philippines. Diversification, risk management, and performance potential guided the formation of the Fund's non-Philippine portfolio and will continue to direct its management.

RECENT POLITICAL DEVELOPMENTS

    Intended as a temporary defensive measure, the aforementioned action seeks to minimize the Fund's exposure to current Philippine market and currency risk within the parameters set forth in the Fund's prospectus. Such defensive positioning has been timely in light of recent events in the Philippines where corruption charges against President Estrada and popular calls for his resignation or impeachment have caused market sentiment to further deteriorate and the peso to precipitously drop to over P51.00 per US dollar. In October, the Fund substantially outperformed its benchmark, as the positive returns from the Fund's non-Philippine portfolio mitigated the impact on the Fund of the stock market's steep decline.

    Recognizing, however, that developments are occurring rapidly and that an orderly resolution to the political crisis may appear sooner than expected, the Fund's continued emphasis on liquid Philippine blue chips and market leaders will allow it to capture a substantial portion of the upside coming from any sharp sentiment-driven rallies.

    We continue to believe there exist many good Philippine companies whose share prices have been battered not because of fundamental flaws in their operations, but because they trade in the Philippine stock market at this time of political turmoil. Share prices of many of these companies are approaching historic lows. Indeed, bargains abound for investors possessing the luxury of a long-term view. The Fund is poised to take advantage of this historic opportunity to add to its positions in such quality Philippine companies with resilient income streams.

    Your  continued   support  of  The  First  Philippine  Fund  in  these  most interesting times is greatly appreciated.




                                 Sincerely,



                                 /s/LILIA C. CLEMENTE



                                 Lilia C. Clemente
                                 DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE OFFICER

THE FIRST PHILIPPINE FUND INC.
SCHEDULE OF NET ASSETS
SEPTEMBER 30, 2000
(Unaudited)

PHILIPPINE COMMON STOCK (81.0%)                             Sector                Shares          Value
----------------------------------------------      ------------------------    ----------      ----------
  Aboitiz Equity Ventures, Inc.                     Conglomerates               17,200,000    $    483,847
  ABS-CBN Broadcasting Corp. PDR (d) (f)            Media                        1,550,000       1,442,235
  Alsons Consolidated Resources, Inc. (a) (b)       Conglomerates               15,320,000          72,932
  Asian Terminals, Inc. (a)                         Port Operations             24,949,980         515,596
  Ayala Corporation                                 Conglomerates               39,964,323       5,880,540
  Ayala Land, Inc.                                  Real Estate Development     16,489,585       1,677,040
  Bank of the Philippine Islands                    Financials                   1,849,069       2,180,647
  Bankard, Inc.                                     Financials                   6,470,000         224,006
  Belle Corporation (b)                             Real Estate Development     11,900,008         247,203
  Benpres Holdings Corp. (b)                        Conglomerates               19,109,700       1,571,351
  Cosmos Bottling Corp.                             Food and Beverage            6,650,000         345,357
  Del Monte Pacific Ltd. (d) (g)                    Food and Beverage            2,400,000         586,113
  Digital Telecommunications Phils., Inc. (b)       Telecommunications          20,200,000         244,780
  DMCI Holdings, Inc. (b)                           Construction/Engineering    25,604,000         221,617
  Filinvest Land, Inc. (b)                          Real Estate Development     25,487,499         750,070
  International Container Terminal Services,
   Inc.(b)                                          Port Operations              7,643,750         152,170
  Ionics Circuits, Inc.                             Technology                     950,000         272,380
  Jollibee Foods Corporation                        Food and Beverage            2,999,500         778,872
  La Tondena Distillers, Inc.                       Food and Beverage            1,897,800       1,273,057
  Manila Electric Co. - A                           Power/Energy                 2,574,000       2,952,026
  Metro Pacific Corp. (b)                           Conglomerates               30,550,000         370,199
  Metropolitan Bank & Trust Company                 Financials                     487,120       1,770,847
  Music Corporation (b)                             Technology                   1,900,000         160,344
  Philippine Long Distance Telephone Co. ADR (e)    Telecommunications             405,020       6,935,968
  Pryce Corporation (b)                             Conglomerates               19,490,000         328,959
  San Miguel Corp. - A                              Food and Beverage            4,866,942       5,107,798
  San Miguel Corp. - B                              Food and Beverage              600,000         642,676
  SM Prime Holdings, Inc.                           Real Estate Development     21,350,000       2,171,359
  Solid Group, Inc. (b) (d)                         Technology                   4,150,000          73,637
  SPI Technologies (b)                              Technology                     900,500         159,784
  Union Cement Corp. (b) (d)                        Construction/Engineering    22,038,041         376,735
  Universal Robina Corp.                            Food and Beverage            6,162,000         606,693
  Uniwide Holdings, Inc. (b) (d)                    Conglomerates               20,687,000         241,728
                                                                                              ------------

  TOTAL COMMON STOCK
  (Cost $68,013,818)                                                                            40,818,566
                                                                                              ------------


WARRANTS (0.0%)                                           Sector                     Shares           Value
------------------------------------------------      -----------------            -----------    -------------
    Jollibee Foods Corporation 03/24/03  (b) (d)      Food and Beverage               89,985      $   22,393
    Music Corporation  (a) (b)                        Electronics                    111,764             939
                                                                                                  ----------
    TOTAL WARRANTS (Cost $1,118)                                                                      23,332
                                                                                                  ----------

                                                                                    Units/Par
BONDS  (1.4%)                                                                         (000)
------------------------------------------------                                   -----------
    Bacnotan Consolidated Industries, Inc.
    Convertible Bonds 5.5% 06/21/04
    (Cost $1,750,000)                                                               $  1,750         708,750
                                                                                                  ----------

CALL ACCOUNTS  (3.0%)
------------------------------------------------
    Philippine Pesos  (c)
    (Cost  $1,561,971)                                                                             1,515,538
                                                                                                  ----------

TOTAL PHILIPPINE SECURITIES                                                                       43,066,186
                                                                                                  ----------

UNITED STATES COMMON STOCK (13.6%)                        Sector                     Shares           Value
------------------------------------------------      -----------------            -----------    -------------
    America Online Inc. (b)                           Technology                      19,000       1,021,250
    Citigroup, Inc.                                   Financials                      19,866       1,074,006
    Coca-Cola Co.                                     Food and Beverage               20,000       1,102,500
    General Electric Co.                              Conglomerates                   18,000       1,038,375
    Intel Corp.                                       Technology                      14,400         598,050
    Nokia ADR (e)                                     Technology                      25,000         995,313
    Pfizer Inc.                                       Healthcare                      21,600         970,650
                                                                                                  ----------

    TOTAL COMMON STOCK
    (Cost $7,225,784)                                                                              6,800,144
                                                                                                  ----------


                                                                    Par
COMMERCIAL PAPER  (1.0%)                                           (000)         Value
-----------------------------------                             -----------   -------------
    American Express Credit Corp.
    6.603% 10/02/00 (Cost $532,000)                                  532      $   532,000
                                                                              -----------
TOTAL INVESTMENTS - 100%
(Cost $79,084,691) **                                                          50,398,330
    Assets in excess of liabilities                                              777,891
                                                                              -----------
TOTAL NET ASSETS
 (applicable to 11,225,000 common shares outstanding)                         $51,176,221
                                                                              ===========
NET ASSET VALUE PER SHARE
 ($51,176,221/ 11,225,000)                                                    $      4.56
                                                                              ===========

** Cost of Total  Investments
         Common Stock                                                         $75,239,602
         Warrants                                                                  1,118
         Bonds                                                                 1,750,000
         Call Accounts                                                         1,561,971
         Commercial Paper                                                        532,000
                                                                              -----------
                                                                              $79,084,691
                                                                              ===========

(a)  At fair value as determined by the Board of Directors.
(b)  Non-income producing security.
(c) Daily interest is being accrued at a rate of 4% of the outstanding balance.
(d) Pursuant to Rule 144A under the Securities Act of 1933, all or a portion of these securities can only be sold to qualified institutional investors.
(e) ADR - American Depository Receipt.  (f) PDR - Philippine  Depository Receipt
(g) Singapore security

                      [This Page Intentionally Left Blank]

DIRECTORs and Officers
------------

Benjamin P. Palma Gil
Director and Chairman
Lilia C. Clemente
DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE OFFICER
Leopoldo M. Clemente, Jr.
DIRECTOR, EXECUTIVE VICE PRESIDENT AND MANAGING DIRECTOR
M.A.T. Caparas
DIRECTOR
Roberto de Ocampo
DIRECTOR
John Anthony B. Espiritu
DIRECTOR
Andres R. Narvasa
DIRECTOR
Joseph A. O'Hare, S.J.
DIRECTOR
Robert B. Oxnam
DIRECTOR
Stephen J. Solarz
DIRECTOR
Santiago S. Cua, Jr.
EXECUTIVE VICE PRESIDENT AND MANAGING DIRECTOR
Joaquin G. Hofilena
VICE PRESIDENT AND TREASURER
Imelda Singzon
VICE PRESIDENT
Maria Distefano
ASSISTANT SECRETARY


EXECUTIVE Offices
------------
152 West 57th Street, New York, NY 10019 (For latest net asset value and market data, please call 212-765-0700 or access http://www.clementecapital.com. For shareholder account inquiries, call 1-800-937-5449.)


INVESTMENT ADVISER
Clemente Capital, Inc.


------------
ADMINISTRATOR
PFPC Inc.


------------
TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company


------------
CUSTODIAN
Brown Brothers Harriman & Co.


------------
LEGAL COUNSEL
Fulbright & Jaworski L.L.P.


------------
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

                         SUMMARY OF GENERAL INFORMATION

--------
THE FUND
     The First Philippine Fund Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of Philippine companies.
The Fund is managed by Clemente Capital, Inc.


--------
SHAREHOLDER INFORMATION
     Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "FtPhil". The Fund's New York Stock Exchange trading symbol is FPF. Net asset value (NAV) and market price information about The First Philippine Fund Inc. shares are published each Monday in The Wall Street Journal, The New York Times and in other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.


--------
DIVIDEND REINVESTMENT PLAN
     Through its voluntary Dividend Reinvestment Plan, shareholders of The First
Philippine  Fund  Inc.  may  elect  to  receive   dividends  and  capital  gains
distributions in the form of additional shares of the Fund.


--------------------------------------------------------------------------------
This report, including the financial information herein, is transmitted to the shareholders of The First Philippine Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.
--------------------------------------------------------------------------------